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                                                                    Exhibit 10.5



                            INTRON THERAPEUTICS, INC.

                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made effective as of the 23rd day of August, 1994, between Intron Therapeutics, Inc., a Delaware corporation (the "Company") and Texas Biomedical Development Partners (the "Purchaser").

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 3,011,423 shares of the Company's Series A Preferred Stock with the rights, preferences and privileges set forth in the Company's Certificate of Incorporation attached hereto as Exhibit A (the "Shares") in exchange for all prior contributions to capital which contributions amount to $784,302.07.

         2. Payment of Purchase Price. The purchase price for the Shares is deemed paid as of the date of the contribution to capital.

         3. Issuance of Shares. Promptly following the execution of this Agreement, the Company shall issue and deliver to the Purchaser duly executed certificates evidencing the Shares in the name of the Purchaser.

         4.   Investment Representations.

              (a) In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

                   (i) He is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. He is purchasing these securities for investment for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Securities Act").

                   (ii) He understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein. In this connection, he understands that, in view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may not be present if his representations meant that his present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

                   (iii) He further acknowledges, agrees and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. He further acknowledges, agrees and understands that the Company is under no obligation to register the securities. He understands and agrees that the

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certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                   (iv) He is aware of the adoption of Rule 144 by the Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions.

                   (v) He further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

              (b) The Purchaser agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

         5. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

              (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933".

         6. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.


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         7.   General Provisions.

              (a) This Agreement shall be governed by the internal laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser, may only be modified or amended in writing signed by both parties and satisfies all of the Company's obligations to the Purchaser with regard to the issuance or sale of securities.

              (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

              (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

              (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

              (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

COMPANY:                               PURCHASER:


INTRON THERAPEUTICS, INC.              TEXAS BIOMEDICAL
a Delaware corporation                 DEVELOPMENT PARTNERS


/s/ TIMOTHY R. KELLY                   /s/ DAVID G. NANCE
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Timothy R. Kelly,                      David G. Nance, Managing Partner
Chief Financial Officer



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(Address)                              (Address)


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